Document and Entity Information	12 Months Ended
Dec. 31, 2011
Entity Registrant Name	GNC HOLDINGS, INC.
Entity Central Index Key	0001502034
Document Type	S-1
Document Period End Date	Dec 31, 2011
Amendment Flag	false
Current Fiscal Year End Date	--12-31
Entity Current Reporting Status	Yes
Entity Filer Category	Non-accelerated Filer

Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Current assets:
Cash and cash equivalents	$ 128,438	$ 193,902
Receivables, net	114,190	102,874
Inventories (Note 3)	423,610	381,949
Prepaids and other current assets	38,777	40,569
Total current assets	705,015	719,294
Long-term assets:
Goodwill (Note 5)	637,877	625,241
Brands (Note 5)	720,000	720,000
Other intangible assets, net (Note 5)	149,589	147,224
Property, plant and equipment, net (Note 6)	198,171	193,428
Other long-term assets	18,935	19,896
Total long-term assets	1,724,572	1,705,789
Total assets	2,429,587	2,425,083
Current liabilities:
Accounts payable	124,416	98,662
Current portion, long-term debt (Note 8)	1,592	28,070
Deferred revenue and other current liabilities (Note 7)	104,525	108,093
Total current liabilities	230,533	234,825
Long-term liabilities:
Long-term debt (Note 8)	899,950	1,030,429
Deferred tax liabilities, net (Note 4)	283,403	288,015
Other long-term liabilities	37,239	33,950
Total long-term liabilities	1,220,592	1,352,394
Total liabilities	1,451,125	1,587,219
Preferred stock, $0.001 par value, 60,000 shares authorized: Series A, 30,500 shares designated, 30,134 shares issued, 29,867 shares outstanding and 267 shares held in treasury at December 31, 2010		218,381
Common stock, $0.001 par value, 150,000 shares authorized:
Paid-in-capital	741,848	451,728
Retained earnings	298,831	171,224
Treasury stock, at cost	(65,048)	(2,277)
Accumulated other comprehensive income (loss)	2,724	(1,280)
Total stockholders' equity	978,462	619,483
Total liabilities and stockholders' equity	2,429,587	2,425,083
Class A Common Stock
Common stock, $0.001 par value, 150,000 shares authorized:
Common stock.	105	60
Total stockholders' equity	105	60
Class B Common Stock
Common stock, $0.001 par value, 150,000 shares authorized:
Common stock.	2	28
Total stockholders' equity	$ 2	$ 28

Consolidated Balance Sheets (Parenthetical) (USD $) In Thousands, except Per Share data, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Preferred stock, par value (in dollars per share)	$ 0.001	$ 0.001
Preferred stock, shares authorized	60,000	60,000
Preferred stock, Series A, shares designated		30,500
Preferred stock, Series A, shares issued		30,134
Preferred stock, Series A, shares outstanding		29,867
Preferred stock, Series A, shares held in treasury		267
Common stock, par value (in dollars per share)	$ 0.001	$ 0.001
Common stock, shares authorized	150,000	150,000
Class A Common Stock
Common stock, shares issued	105,988	59,968
Common stock, shares outstanding	102,984	59,199
Common stock, Class A, shares held in treasury	3,004	769
Class B Common Stock
Common stock, shares issued	2,060	2,060
Common stock, shares outstanding	28,169	28,169

Consolidated Statements of Income (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Revenue	$ 2,072,179	$ 1,822,168	$ 1,707,007
Cost of sales, including cost of warehousing, distribution and occupancy	1,318,346	1,179,886	1,116,437
Gross profit	753,833	642,282	590,570
Compensation and related benefits	291,268	273,797	263,046
Advertising and promotion	52,924	51,707	50,034
Other selling, general and administrative	113,477	100,687	96,619
Foreign currency loss (gain)	121	(296)	(155)
Transaction and strategic alternative related costs	13,536	3,981
Operating income	282,507	212,406	181,026
Interest expense, net (Note 8)	74,903	65,376	69,940
Income before income taxes	207,604	147,030	111,086
Income tax expense (Note 4)	75,271	50,463	41,562
Net income	132,333	96,567	69,524
Income per share - Basic and Diluted:
Net income	132,333	96,567	69,524
Preferred stock dividends	(4,726)	(20,606)	(18,667)
Net income available to common shareholders	$ 127,607	$ 75,961	$ 50,857
Earnings per share:
Basic (in dollars per share)	$ 1.27	$ 0.87	$ 0.58
Diluted (in dollars per share)	$ 1.24	$ 0.85	$ 0.58
Weighted average common shares outstanding:
Basic (in shares)	100,261	87,339	87,421
Diluted (in shares)	103,010	88,917	87,859

Consolidated Statements of Stockholders' Equity and Comprehensive Income (USD $) In Thousands, unless otherwise specified	Total	Treasury Stock	Paid-in-Capital	Retained Earnings	Accumulated Other Comprehensive Income/(Loss)	Comprehensive Income	Class A Common Stock	Class B Common Stock
Balance at Dec. 31, 2008	$ 474,458	$ (1,680)	$ 445,701	$ 44,406	$ (14,057)		$ 60	$ 28
Balance (in shares) at Dec. 31, 2008							59,510	28,169
Comprehensive income (loss):
Net income	69,524			69,524		69,524
Unrealized gain on derivatives designated and qualified as cash flow hedges, net of tax of $2,718, $2,625 and $1,537 for the years ended on December 31, 2011, 2010 and 2009, respectively	2,686				2,686	2,686
Foreign currency translation adjustments	4,172				4,172	4,172
Comprehensive income	76,382					76,382
Purchase of treasury stock	(794)	(794)
Purchase of treasury stock (in shares)							(340)
Preferred stock dividends	(18,667)			(18,667)
Non-cash stock-based compensation	2,855		2,855
Balance at Dec. 31, 2009	534,234	(2,474)	448,556	95,263	(7,199)		60	28
Balance (in shares) at Dec. 31, 2009							59,170	28,169
Comprehensive income (loss):
Net income	96,567			96,567		96,567
Unrealized gain on derivatives designated and qualified as cash flow hedges, net of tax of $2,718, $2,625 and $1,537 for the years ended on December 31, 2011, 2010 and 2009, respectively	4,585				4,585	4,585
Foreign currency translation adjustments	1,334				1,334	1,334
Comprehensive income	102,486					102,486
Issuance of common stock	200	197	3
Issuance of common stock (in shares)							29
Preferred stock dividends	(20,606)			(20,606)
Non-cash stock-based compensation	3,169		3,169
Balance at Dec. 31, 2010	619,483	(2,277)	451,728	171,224	(1,280)		60	28
Balance (in shares) at Dec. 31, 2010							59,199	28,169
Comprehensive income (loss):
Net income	132,333			132,333		132,333
Unrealized gain on derivatives designated and qualified as cash flow hedges, net of tax of $2,718, $2,625 and $1,537 for the years ended on December 31, 2011, 2010 and 2009, respectively	4,751				4,751	4,751
Foreign currency translation adjustments	(747)				(747)	(747)
Comprehensive income	136,337					136,337
Issuance of common stock	237,253		237,237				16
Issuance of common stock (in shares)							16,000
Conversion of stock							26	(26)
Conversion of stock (in shares)							26,109	(26,109)
Purchase of treasury stock	(62,771)	(62,771)
Purchase of treasury stock (in shares)							(2,235)
Preferred stock dividends	(4,726)			(4,726)
Exercise of stock options	48,954		48,951				3
Exercise of stock options (in shares)							3,912
Non-cash stock-based compensation	3,932		3,932
Balance at Dec. 31, 2011	$ 978,462	$ (65,048)	$ 741,848	$ 298,831	$ 2,724		$ 105	$ 2
Balance (in shares) at Dec. 31, 2011							102,985	2,060

Consolidated Statements of Stockholders' Equity and Comprehensive Income (Parenthetical) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Consolidated Statements of Stockholder's Equity and Comprehensive Income
Unrealized gain on derivatives designated and qualified as cash flow hedges, tax	$ 2,718	$ 2,625	$ 1,537

Consolidated Statements of Cash Flows (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$ 132,333	$ 96,567	$ 69,524
Adjustments to reconcile net income to net cash provided by operating activities:
Loss on early extinguishment of debt	19,855
Depreciation and amortization expense	46,790	46,993	46,665
Amortization of debt costs	2,756	4,694	4,478
Increase in provision for inventory losses	18,745	16,250	11,151
Deferred tax (benefit) provision	(5,321)	(8,132)	21,431
Other	4,578	3,169	2,855
Changes in assets and liabilities:
Increase in receivables	(13,155)	(9,620)	(5,968)
Increase in inventory	(56,919)	(26,324)	(15,661)
Increase (decrease) in accounts payable	23,243	2,705	(28,119)
Decrease in interest payable	(11,832)	(1,180)	(1,193)
Increase in accrued liabilities	12,290	9,924	2,083
Other	1,311	6,454	6,725
Net cash provided by operating activities	174,674	141,500	113,971
CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures	(43,817)	(32,522)	(28,682)
Acquisition of LuckyVitamin.com, net of cash acquired	(19,840)
Other	(1,887)	(3,551)	(13,492)
Net cash used in investing activities	(65,544)	(36,073)	(42,174)
CASH FLOWS FROM FINANCING ACTIVITIES:
Payments on long-term debt	(1,355,973)	(1,721)	(25,327)
Proceeds from exercised stock options	28,550
Repurchase of treasury stock	(61,634)		(1,065)
Tax benefit from exercise of stock options	22,409
Repurchase of Class A Preferred Stock	(223,107)
Net proceeds from sale of Class A Common Stock	237,253	233
Proceeds from issuance of long-term debt	1,196,200
Debt financing fees	(17,346)		(45)
Net cash used in financing activities	(173,648)	(1,488)	(26,437)
Effect of exchange rate on cash	(946)	15	249
Net (decrease) increase in cash	(65,464)	103,954	45,609
Beginning balance, cash	193,902	89,948	44,339
Ending balance, cash	128,438	193,902	89,948
Supplemental Cash Flow Information
Income taxes paid	51,088	50,834	16,012
Interest paid	$ 64,122	$ 61,862	$ 66,655

NATURE OF BUSINESS	12 Months Ended
Dec. 31, 2011
NATURE OF BUSINESS
NATURE OF BUSINESS

NOTE 1. NATURE OF BUSINESS

        General Nature of Business.    GNC Holdings, Inc., formerly GNC Acquisition Holdings Inc., a Delaware corporation ("Holdings," and collectively with its subsidiaries and, unless the context requires otherwise, its and their respective predecessors, the "Company"), is a leading specialty retailer of nutritional supplements, which include: vitamins, minerals and herbal supplements ("VMHS"), sports nutrition products, diet products and other wellness products.

        The Company's organizational structure is vertically integrated as the operations consist of purchasing raw materials, formulating and manufacturing products and selling the finished products through its three segments: Retail, Franchising, and Manufacturing/Wholesale. Corporate retail store operations are located in the United States, Canada and Puerto Rico and in addition the Company offers products domestically through GNC.com, LuckyVitamin.com and www.drugstore.com. Franchise stores are located in the United States and 53 international countries (including distribution centers where retail sales are made). The Company operates its primary manufacturing facilities in South Carolina and distribution centers in Arizona, Pennsylvania and South Carolina. The Company manufactures the majority of its branded products, but also merchandises various third-party products. Additionally, the Company licenses the use of its trademarks and trade names.

        The processing, formulation, packaging, labeling and advertising of the Company's products are subject to regulation by one or more federal agencies, including the Food and Drug Administration (the "FDA"), the Federal Trade Commission (the "FTC"), the Consumer Product Safety Commission, the United States Department of Agriculture and the Environmental Protection Agency. These activities are also regulated by various agencies of the states and localities in which the Company's products are sold.

        Recent Significant Transactions.    In March 2011, in conjunction with a refinancing transaction (the "Refinancing"), General Nutrition Centers, Inc. ("Centers") and GNC Corporation, each of which is an indirect wholly owned subsidiary of Holdings, entered into the 2011 Senior Credit Facility, consisting of a $1.2 billion term loan facility (the "Term Loan Facility") and an $80.0 million revolving credit facility (the "Revolving Credit Facility"), and utilized the proceeds to repay all outstanding indebtedness under the 2007 Senior Credit Facility, the Senior Notes and the Senior Subordinated Notes.

        In April 2011, Holdings consummated an initial public offering (the "IPO") of 16.0 million shares of its Class A common stock, par value $0.001 per share (the "Series A common stock"), at an IPO price of $16.00 per share. The net proceeds from the IPO, together with cash on hand, were used to redeem all outstanding Series A preferred stock, par value $0.001 per share (the "Class A preferred stock"), repay approximately $300.0 million of outstanding borrowings under the Term Loan Facility and pay approximately $11.1 million to satisfy obligations under the ACOF Management Services Agreement and its Class B common stock, par value $0.001 per share (the "Class B common stock" and, together with the Class A common stock, the "common stock").

        On August 31, 2011, the Company acquired substantially all of the assets and assumed certain liabilities of S&G Properties, LLC d/b/a LuckyVitamin.com and What's The Big Deal?, Inc. d/b/a Gary's "World of Wellness" (collectively referred to as "LuckyVitamin.com"), an online retailer of health and wellness products. The aggregate purchase price of LuckyVitamin.com was approximately $19.8 million.

        During the fourth quarter of 2011, certain of Holdings' stockholders completed a registered offering of 23.0 million shares of Class A common stock (the "Secondary Offering") at a price of $24.75 per share.

BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2011
BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NOTE 2. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

        The accompanying consolidated financial statements and footnotes have been prepared by the Company in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") and with the instructions to Form 10-K and Regulation S-X. The Company's normal reporting period is based on a calendar year.

Summary of Significant Accounting Policies

        Principles of Consolidation.    The consolidated financial statements include the accounts of the Holdings and all of its subsidiaries. All material intercompany transactions have been eliminated in consolidation.

        The Company has no relationships with unconsolidated entities or financial partnerships, such as entities often referred to as structured finance or special purpose entities, which would have been established for the purpose of facilitating off balance sheet arrangements, or other contractually narrow or limited purposes.

        Use of Estimates.    The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions. Accordingly, these estimates and assumptions affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. On a regular basis, management reviews its estimates utilizing currently available information, changes in facts and circumstances, historical experience and reasonable assumptions. After such reviews and if deemed appropriate, those estimates are adjusted accordingly. Actual results could differ from those estimates.

        Cash and Cash Equivalents.    The Company considers cash and cash equivalents to include all cash and liquid deposits and investments with an original maturity of three months or less. The majority of payments due from banks for third-party credit and debit cards process within 24-72 hours, and are classified as cash equivalents.

        Receivables, net.    The Company sells product to its franchisees and, to a lesser extent, various third-party customers. Receivables consist principally of trade receivables of $111.5 million and $100.7 million at December 31, 2011 and 2010, respectively, and include unpaid invoices for product sales, franchisee royalties and lease payments. The Company monitors the financial condition of the Company's franchisees and other third-party customers and establishes an allowance for doubtful accounts for balances estimated to be uncollectible. In addition to considering the aging of receivable balances and assessing the financial condition of the Company's franchisees, the Company considers each domestic franchisees' inventory and fixed assets, which the Company can use as collateral in the event of a default by the franchisee. An allowance for international franchisees is calculated based on unpaid, non collateralized amounts associated with their receivable balance. The allowance for doubtful accounts was $2.3 million and $1.6 million at December 31, 2011 and 2010, respectively.

        Inventories.    Inventory components consist of raw materials, finished product and packaging supplies. Inventories are stated at the lower of cost or market on a first in/first out basis ("FIFO"). The Company regularly reviews its inventory levels in order to identify slow moving and short dated products, expected length of time for product sell through and future expiring product and adjusts the carrying value for such inventory to estimated net realizable value.

        Property, Plant and Equipment.    Property, plant and equipment expenditures are recorded at cost. The remaining useful lives ranged from one year to sixteen years across all asset classes with the exception of buildings, that have useful lives ranging from fifteen to thirty-six years. Depreciation and amortization are recognized using the straight-line method over the estimated useful life of the property. Fixtures are depreciated over three to fifteen years, and equipment is generally depreciated over ten years. Computer equipment and software costs are generally depreciated over three to five years. Amortization of improvements to retail leased premises is recognized using the straight-line method over the estimated useful life of the improvements, or over the life of the related leases including renewals that are reasonably assured, whichever period is shorter. Buildings are depreciated over thirty-six years and building improvements are depreciated over the remaining useful life of the building.

        Expenditures that materially increase the value or clearly extend the useful life of property, plant and equipment are capitalized in accordance with the policies outlined above. Repair and maintenance costs incurred in the normal operations of business are expensed as incurred. Gains/losses from the sale of property, plant and equipment are recognized in current operations.

        Goodwill and Intangible Assets.    Goodwill represents the excess of purchase price over the fair value of identifiable net assets of businesses, including franchisees, acquired by the Company. Goodwill and intangible assets with indefinite useful lives are not amortized, but instead are tested for impairment at least annually. The Company completes its annual impairment test in the fourth quarter. For intangible assets with indefinite lives, the Company performs the impairment test by estimating the fair value of the intangible asset and if the fair value is less than the asset carrying value, an impairment provision is recorded. In performing the annual impairment test for goodwill, the Company performs a qualitative assessment to determine whether it is "more likely than not" that the fair value of the reporting unit is less than its carrying value. If it is concluded that it is "more likely than not" that the fair value of a reporting unit is less than its carrying value, the Company is required to perform a two-step goodwill impairment test. See Note 5, "Goodwill, Brands, and Other Intangible Assets, Net."

        Long-lived Assets.    The Company reviews the carrying value of property and equipment and amortizable intangible assets for impairment whenever events or changes in circumstances indicate that the carrying amounts may not be recoverable. Factors the Company considers important that may trigger an impairment review include significant changes in the manner of its use of assets, significant negative industry or economic trends, underperforming stores and store closings. These reviews may include an analysis of the current operations and capacity utilization, in conjunction with an analysis of the markets in which the businesses are operating. When an impairment review is considered necessary, a comparison is performed of the undiscounted projected cash flows from the use and eventual disposition of the asset group to the net book value of the related asset group. If it is determined that the carrying value of the asset group may not be recoverable, a charge to adjust the carrying value of the long-lived assets to estimated fair value may be required.

        Other Long-Term Assets.    Other long-term assets consist primarily of deferred financing fees. In conjunction with the 2007 Senior Credit Facility, $29.3 million in costs related to the financing of debt were capitalized and were amortized over the life of the debt. During 2011, in conjunction with the Refinancing, the Company wrote-off deferred financing costs of $13.4 million related to the 2007 Senior Credit Facility and capitalized $17.3 million in deferred financing costs, which are being amortized over the life of the debt. Also in 2011, the Company expensed $4.0 million related to the early extinguishment of debt. Accumulated amortization as of December 31, 2011 and 2010 was $5.7 million and $15.2 million, respectively.

        Revenue Recognition.    The Company operates predominantly as a retailer, through company-owned stores, franchise stores and sales through its website, GNC.com and to a lesser extent through manufacturing and wholesale operations.

        The Retail segment recognizes revenue at the moment a sale to a customer is recorded. These revenues are recorded via the Company's point of sales system. Gross revenues are netted against actual customer returns and an allowance for expected customer returns. The Company records a reserve for expected customer returns based on management's estimate, which is derived from historical return data. Revenue is deferred on sales of the Company's Gold Cards and subsequently amortized over the 12 month membership period, in order to match the discounts associated with the Gold Card program. For an annual fee, the card provides customers with a 20% discount on all products purchased, both on the date the card is purchased and certain specified days of every month.

        The Company also sells gift cards to its customers. Revenue from gift cards is recognized when the gift card is redeemed. These gift cards do not have expiration dates. Based upon historical redemption rates, a small percentage of gift cards will never be redeemed, referred to as "breakage." The Company recognizes gift card breakage revenue when the likelihood of redemption becomes remote and amounts are not escheatable.

        The Franchise segment generates revenues through product sales to franchisees, royalties, franchise fees and interest income on the financing of the franchise locations. See Note 17, "Franchise Revenue." These revenues are netted by actual franchisee returns and an allowance for projected returns. The franchisees purchase a majority of the products they sell from the Company at wholesale prices. Revenue on product sales to franchisees is recognized when risk of loss, title and insurable risks have transferred to the franchisee. Franchise fees are paid in advance, deferred and recognized by the Company at the time of a franchise store opening. Franchise royalties are earned based on a percentage of the franchisees' sales and recognized in the period the franchisees' sales occur. Interest on the financing of franchisee notes receivable is recognized as it becomes due and payable. Gains from the sale of company-owned stores to franchisees are recognized in accordance with the standard on accounting for sales of real estate. This standard requires gains on sales of corporate stores to franchisees to be deferred until certain criteria are satisfied regarding the collectability of the related receivable and the seller's remaining obligations. The Manufacturing/Wholesale segment sells product primarily to the other Company segments and third-party customers. Revenue is recognized when risk of loss, title and insurable risks have transferred to the customer, net of estimated returns and allowances. The Company also has a consignment arrangement with certain customers and revenue is recognized when products are sold to the ultimate customer.

        Cost of Sales.    The Company purchases products directly from third-party manufacturers and manufactures its own products. The Company's cost of sales includes product costs, costs of warehousing and distribution and occupancy costs.

        Vendor Allowances.    The Company receives credits as purchase price rebates based on arrangements with certain vendors. The Company also enters into arrangements with certain vendors through which the Company receives rebates for purchases during the year typically based on volume discounts. As the right of offset exists under these arrangements, rebates received under both arrangements are recorded as a reduction in the vendors' accounts payable balances on the balance sheet and represent the estimated amounts due to the Company under the rebate provisions of such contracts. The corresponding rebate income is recorded as a reduction of cost of goods sold based on inventory turnover. The amount recorded as a reduction to cost of goods sold was $64.7 million, $40.0 million and $34.1 million for the years ended December 31, 2011, 2010 and 2009, respectively.

        Distribution and Shipping Costs.    The Company bills franchisees and third-party customers shipping and transportation costs and reflects these charges in revenue. The unreimbursed costs that are associated with these costs are included in cost of sales.

        Research and Development.    Research and development costs arising from internally generated projects are expensed by the Company as incurred. The Company recognized $0.6 million, $0.5 million and $0.4 million for the years ended December 31, 2011, 2010 and 2009, respectively. These costs are included in Other Selling, General, and Administrative costs in the accompanying audited consolidated financial statements.

        Advertising Expenditures.    The Company recognizes advertising, promotion and marketing program costs the first time the advertising takes place with exception to the costs of producing advertising, which are expensed as incurred during production. The Company administers national advertising funds on behalf of its franchisees. In accordance with the franchisee contracts, the Company collects advertising fees from the franchisees and utilizes the proceeds to coordinate various advertising and marketing campaigns. The Company recognized $52.9 million, $51.7 million and $50.0 million for the years ended December 31, 2011, 2010 and 2009, respectively, net of approximately $12.2 million in 2011 and $11.0 million in each of 2010 and 2009 from the national advertising fund.

        Leases.    The Company has various operating leases for company-owned and franchise store locations, distribution centers, and equipment. Leases generally include amounts relating to base rental, percent rent and other charges such as common area maintenance fees and real estate taxes. Periodically, the Company receives varying amounts of reimbursements from landlords to compensate the Company for costs incurred in the construction of stores. These reimbursements are amortized by the Company as an offset to rent expense over the life of the related lease. The Company determines the period used for the straight-line rent expense for leases with option periods and conforms it to the term used for amortizing improvements.

        The Company leases an approximately 220,000 square-foot-facility in Greenville, South Carolina where the majority of its proprietary products are manufactured. The Company also leases a 630,000 square foot complex located in Anderson, South Carolina, for packaging, materials receipt, lab testing, warehousing, and distribution. Both the Greenville and Anderson facilities are leased on a long-term basis pursuant to "fee-in-lieu-of-taxes" arrangements with the counties in which the facilities are located, but the Company retains the right to purchase each of the facilities at any time during the lease for $1.00, subject to a loss of tax benefits. As part of a tax incentive arrangement, the Company assigned the facilities to the counties and leases them back under operating leases. The Company leases the facilities from the counties where located, in lieu of paying local property taxes. Upon exercising its right to purchase the facilities back from the counties, the Company will be subject to the applicable taxes levied by the counties. In accordance with the standards on the accounting for leases, the purchase option in the lease agreements prevent sale-leaseback accounting treatment. As a result, the original cost basis of the facilities remains on the balance sheet and continues to be depreciated.

        Contingencies.    In accordance with the standards on contingencies the Company accrues a loss contingency if it is probable and can be reasonably estimated or a liability had been incurred at the date of the financial statements if those financial statements have not been issued. If both of the conditions above are not met, disclosure of the contingency shall be made when there is at least a reasonable possibility that a loss or an additional loss may have been incurred.

        Pre-Opening Expenditures.    The Company recognizes the cost associated with the opening of new stores as incurred. These costs are charged to expense and are not material for the periods presented. Franchise store pre-opening costs are incurred by the franchisees.

        Income Taxes.    The Company utilizes the asset and liability method of accounting for income taxes. Under the asset and liability method, deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates in effect for the year in which those temporary differences are expected to be recovered or settled. See Note 4, "Income Taxes."

        It is the Company's policy to recognize interest and penalties related to uncertain tax positions as a component of income tax expense. See Note 4, "Income Taxes," for additional information regarding the change in unrecognized tax benefits.

        Self-Insurance.    The Company has procured insurance for: (1) general liability; (2) product liability; (3)  directors and officers liability; and (4) property insurance. The Company is self-insured for: (1) medical benefits; (2) worker's compensation coverage in the State of New York with a stop loss of $250,000; (3) physical damage to the Company's tractors, trailers and fleet vehicles for field personnel use; and (4) physical damages that may occur at the corporate store locations. The Company is not insured for certain property and casualty risks due to the Company's assessment of frequency and severity of a loss, the cost of insurance and the overall risk analysis.

        The Company carries product liability insurance with a retention of $3.0 million per claim with an aggregate cap on retained losses of $10.0 million. The Company carries general liability insurance with retention of $110,000 per claim with an aggregate cap on retained losses of $600,000. The majority of the Company's workers' compensation and auto insurance policies are in deductible/retrospective plans. The Company reimburses the applicable insurance company for the workers compensation and auto liability claims, subject to a $250,000 and $100,000 loss limit per claim, respectively.

        As part of the medical benefits program, the Company contracts with national service providers to provide benefits to its employees for all medical, dental, vision and prescription drug services. The Company then reimburses these service providers as claims are processed from Company employees. The Company maintains a specific stop loss provision of $250,000 per individual per plan year with a maximum lifetime benefit limit of $2.0 million per individual. The Company has no additional liability once a participant exceeds the $2.0 million ceiling. The Company's liability for medical claims is included as a component of accrued benefits in Note 7, "Deferred Revenue and Other Current Liabilities," and was $1.9 million as of each of December 31, 2011 and 2010.

        Stock-based Compensation.    The Company utilizes the Black-Scholes model to calculate the fair value of stock options. The grant-date fair value of the Company's restricted stock awards is based on the stock price on the grant date. The resulting compensation cost is recognized in the Company's financial statements over the option and restricted stock vesting periods.

        Earnings Per Share.    Basic earnings per share is computed by dividing net earnings by the weighted average number of shares of common stock outstanding for the period. Diluted earnings per share is computed by dividing net earnings by the weighted average number of shares of common stock outstanding adjusted for the additional dilutive effect of unexercised stock options and unvested restricted stock.

        Foreign Currency.    For all foreign operations, the functional currency is the local currency. In accordance with the standard on foreign currency matters, assets and liabilities of those operations, denominated in foreign currencies, are translated into U.S. dollars using period-end exchange rates, and income and expenses are translated using the average exchange rates for the reporting period. Gains or losses resulting from foreign currency transactions are included in results of operations.

        Transaction and strategic alternative related costs.    The Company recognizes transaction related costs as expenses in the period incurred. For the years ended December 31, 2011 and 2010, the Company recognized $13.5 million and $4.0 million of expenses, respectively, related to the IPO, the Secondary Offering, and other strategic alternative costs.

        Financial Instruments and Derivatives.    As part of the Company's financial risk management program, it has historically used certain derivative financial instruments to reduce its exposure to market risk for changes in interest rates primarily in respect of its long term debt obligations. The Company has not historically entered into, and does not intend to enter into, derivative transactions for speculative purposes and holds no derivative instruments for trading purposes. Floating-to-fixed interest rate swap agreements, designated as cash flow hedges of interest rate risk, were entered into from time to time to hedge the Company's exposure to interest rate changes on a portion of the Company's floating rate debt. These interest rate swap agreements converted a portion of the Company's floating rate debt to fixed rate debt. Interest rate floors designated as cash flow hedges involved the receipt of variable-rate amounts from a counterparty if interest rates fell below the strike rate on the contract in exchange for an upfront premium. The Company recorded the fair value of these contracts as an asset or a liability, as applicable, in the balance sheet, with the offset to accumulated other comprehensive income (loss), net of tax. The Company measured hedge effectiveness by assessing the changes in the fair value or expected future cash flows of the hedged item. The ineffective portions, if any, were recorded in interest expense in the current period.

        Components of gains and losses recorded in the consolidated balance sheet and consolidated income statements for the years ended were as follows:

	Year ended December 31,
	2011	2010
	(in thousands)
Loss recognized in OCI on derivative	$(639)	$(7,393)
Reclassified from accumulated OCI into income	8,108	14,603

Other comprehensive income	$7,469	$7,210

        For the period ended December 31, 2010, the Company had interest rate swap agreements outstanding that effectively converted notional amounts of an aggregate $550.0 million of debt from floating to fixed interest rates. The four outstanding agreements were to mature between April 2011 and September 2012. Amounts related to derivatives were reported in accumulated other comprehensive income (loss) and reclassified to interest expense as interest payments were made on the Company's variable-rate debt. In conjunction with the Refinancing, the Company repaid in full the 2007 Senior Credit Facility, its outstanding Senior Notes and its outstanding Senior Subordinated Notes, and the four agreements were settled and terminated for an aggregate cost of $8.7 million, of which $5.8 million was reclassified from accumulated other comprehensive income (loss) to interest expense. No such derivative instruments are currently outstanding.

  Reclassifications

        Certain amounts in the consolidated financial statements of prior year periods have been reclassified to conform to the current period's presentation. These changes were reflected for all periods presented.

  Recently Issued Accounting Pronouncements

        In September 2011, the FASB issued updated guidance on the periodic testing of goodwill for impairment. This guidance will allow companies to assess qualitative factors to determine if it is more likely than not that goodwill will be impaired and whether it is necessary to perform the two-step goodwill impairment test required under current accounting standards. This new guidance is effective for the Company for fiscal years beginning after December 15, 2011, with early adoption permitted. The Company adopted this guidance in the fourth quarter of 2011 and this adoption did not have a material effect on Company's consolidated financial statements.

INVENTORIES, NET	12 Months Ended
Dec. 31, 2011
INVENTORIES, NET
INVENTORIES, NET

NOTE 3. INVENTORIES, NET

        The net carrying value of inventories consisted of the following:

	December 31,
	2011	2010
	(in thousands)
Finished product ready for sale	$354,913	$319,212
Work-in-process, bulk product and raw materials	61,684	57,165
Packaging supplies	7,013	5,572

	$423,610	$381,949

INCOME TAXES	12 Months Ended
Dec. 31, 2011
INCOME TAXES
INCOME TAXES

NOTE 4. INCOME TAXES

        Income before income taxes consisted of the following components:

	Year ended December 31,
	2011	2010	2009
	(in thousands)
Domestic	$206,971	$146,314	$104,003
Foreign	633	716	7,083

Total income before income taxes	$207,604	$147,030	$111,086

        Income tax expense (benefit) for all periods consisted of the following components:

	Year ended December 31,
	2011	2010	2009
	(in thousands)
Current:
Federal	$63,130	$47,483	$10,320
State	13,371	10,422	6,700
Foreign	4,091	690	3,111

	80,592	58,595	20,131
Deferred:
Federal	(3,310)	(3,747)	20,548
State	(1,351)	(4,385)	883
Foreign	(660)	—	—

	(5,321)	(8,132)	21,431

Income tax expense	$75,271	$50,463	$41,562

        The following table summarizes the differences between the Company's effective tax rate for financial reporting purposes and the federal statutory tax rate:

	Year ended December 31,
	2011	2010	2009
Percent of pretax earnings:
Statutory federal tax rate	35.0%	35.0%	35.0%
Increase (reduction) resulting from:
State income tax, net of federal tax benefit	3.0%	0.9%	2.6%
Other permanent differences	2.0%	0.8%	0.9%
International operations, net of foreign tax credits	(1.6)%	0.1%	(0.6)%
Federal tax credits and income deductions	(2.4)%	(4.1)%	(1.4)%
Tax impact of uncertain tax positions and other	0.3%	1.6%	0.9%

Effective income tax rate	36.3%	34.3%	37.4%

        Deferred income taxes reflect the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

        Significant components of the Company's deferred tax assets and liabilities consisted of the following:

	December 31,
	2011			2010
	Assets	Liabilities	Net	Assets	Liabilities	Net
	(in thousands)
Deferred tax:
Current assets (liabilities):
Operating reserves	$4,292	$—	$4,292	$3,018	$—	$3,018
Deferred revenue	2,278	—	2,278	2,257	—	2,257
Prepaid expenses	—	(5,384)	(5,384)	—	(7,032)	(7,032)
Accrued worker compensation	2,358	—	2,358	2,270	—	2,270
Other	2,033	(3,581)	(1,548)	4,778	(1,284)	3,494

Total current	$10,961	$(8,965)	$1,996	$12,323	$(8,316)	$4,007
Non-current assets (liabilities):
Intangibles	$—	$(314,829)	$(314,829)	$—	$(312,119)	$(312,119)
Fixed assets	12,744	—	12,744	8,285	—	8,285
Stock compensation	3,222	—	3,222	3,871	—	3,871
Net operating loss carryforwards	6,921	—	6,921	7,432	—	7,432
Other	11,485	—	11,485	11,001	(2,067)	8,934
Valuation allowance	(2,946)	—	(2,946)	(4,418)	—	(4,418)

Total non-current	$31,426	$(314,829)	$(283,403)	$26,171	$(314,186)	$(288,015)

Total net deferred taxes	$42,387	$(323,794)	$(281,407)	$38,494	$(322,502)	$(284,008)

        As of December 31, 2011 and 2010, the Company had deferred tax assets relating to state net operating losses ("NOLs") in the amount of $6.9 million and $7.4 million, respectively. As of December 31, 2011 and 2010, a valuation allowance was provided for certain state NOLs, as the Company currently believes that these NOLs, with lives ranging from five to twenty years, may not be realizable prior to their expiration. During 2011 and 2010, the Company recorded a valuation allowance adjustment of $1.5 million and $3.1 million, respectively, which reduced income tax expense. These valuation allowance adjustments reflect a change in circumstances that caused a change in judgment about the realizability of certain deferred tax assets related to state NOLs. The effect of this tax benefit is included in the income tax reconciliation table under the caption "State income taxes, net of federal tax benefit."

        The Company does not have any undistributed earnings of international subsidiaries, at December 31, 2011 and 2010, as these subsidiaries are either considered to be a branch for U.S. tax purposes, or have incurred cumulative NOLs.

        In addition, at December 31, 2011 and 2010, the Company had a liability of $10.6 million and $8.7 million, respectively, for unrecognized tax benefits. The Company recognizes interest and penalties accrued related to unrecognized tax benefits in income tax expense. Accrued interest and penalties were $3.5 million and $2.9 million as of December 31, 2011 and 2010, respectively.

        As of December 31, 2011, the Company is not aware of any positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly increase or decrease within the next 12 months.

        Holdings files a consolidated federal tax return and various consolidated and separate tax returns as prescribed by the tax laws of the state and local jurisdictions in which it and its subsidiaries operate. The Company has been audited by the Internal Revenue Service (the "IRS"), through its March 15, 2007 tax year. The IRS commenced an examination of the Company's 2005, 2006 and short period 2007 federal income tax returns in February 2008. The IRS issued an examination report in the second quarter of 2009, and the Company received notification from the IRS that the Joint Committee of Taxation had completed its review and had taken no exceptions to the conclusions reached by the IRS. As such, the Company recorded a discrete tax benefit of $0.9 million for the reduction of its liability of unrecognized tax benefits. The Company has various state and local jurisdiction tax years open to examination (earliest open period 2004), and the Company also has certain state and local jurisdictions currently under audit. As of December 31, 2011, the Company believes that it is appropriately reserved for any potential federal and state income tax exposures.

        A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	December 31,
	2011	2010	2009
	(in thousands)
Balance of unrecognized tax benefits at beginning of period	$8,720	$6,776	$5,542
Additions for tax positions taken during current period	1,104	1,027	1,881
Additions for tax positions taken during prior periods	750	1,880	2,108
Reductions for tax positions taken during prior periods	—	(39)	(2,264)
Settlements	—	(924)	(491)

Balance of unrecognized tax benefits at end of period	$10,574	$8,720	$6,776

        At December 31, 2011, the amount of unrecognized tax benefits that, if recognized, would affect the effective tax rate is $10.6 million. While it is often difficult to predict the final outcome or the timing of resolution of any particular uncertain tax position, the Company believes that its unrecognized tax benefits reflect the most likely outcome. The Company adjusts these unrecognized tax benefits, as well as the related interest, in light of changing facts and circumstances. Settlement of any particular position could require the use of cash. Favorable resolution would be recognized as a reduction to its effective income tax rate in the period of resolution.

GOODWILL, BRANDS, AND OTHER INTANGIBLE ASSETS, NET	12 Months Ended
Dec. 31, 2011
GOODWILL, BRANDS, AND OTHER INTANGIBLE ASSETS, NET
GOODWILL, BRANDS, AND OTHER INTANGIBLE ASSETS, NET

NOTE 5. GOODWILL, BRANDS, AND OTHER INTANGIBLE ASSETS, NET

        For each of the years ended December 31, 2011, 2010 and 2009, the Company acquired 30, 24 and 53 franchise stores, respectively. These acquisitions are accounted for utilizing the purchase method of accounting, and the Company records the acquired inventory, fixed assets, franchise rights and goodwill, with an applicable reduction to receivables and cash. For the years ended December 31, 2011, 2010 and 2009, the total purchase prices associated with these acquisitions was $3.4 million, $2.5 million and $9.3 million, respectively, of which $1.6 million, $0.6 million and $2.5 million, respectively, was paid in cash.

        On August 31, 2011, the Company acquired substantially all of the assets and assumed certain liabilities of LuckyVitamin.com, which was accounted for as a business combination. The total purchase price for this acquisition was approximately $19.8 million. Of the purchase price, $11.5 million was allocated to goodwill, $9.6 million to amortizable intangible assets, $2.6 million to current assets acquired, $0.7 million to property and equipment acquired and $3.9 million to net assumed current liabilities.

        The Company's acquisition of LuckyVitamin.com did not have a material impact on the Company's consolidated financial statements, and therefore pro forma disclosures have not been presented.

        The following table summarizes the Company's goodwill activity:

	Retail	Franchising	Manufacturing/ Wholesale	Total
	(in thousands)
Balance at December 31. 2009	$304,609	$117,303	$202,841	$624,753

Acquired franchise stores	488	—	—	488

Balance at December 31, 2010	$305,097	$117,303	$202,841	$625,241

Acquired franchise stores	1,169	—	—	1,169
Acquisition of LuckyVitamin.com	11,467	—	—	11,467

Balance at December 31, 2011	$317,733	$117,303	$202,841	$637,877

        Intangible assets other than goodwill consisted of the following:

	Gold Card	Retail Brand	Franchise Brand	Operating Agreements	Other Intangibles	Total
	(in thousands)
Balance at December 31, 2009	$375	$500,000	$220,000	$152,276	$1,719	$874,370

Acquired franchise stores	—	—	—	—	641	641
Amortization expense	(375)	—	—	(6,653)	(759)	(7,787)

Balance at December 31, 2010	$—	$500,000	$220,000	$145,623	$1,601	$867,224

Acquired franchise stores	—	—	—	—	731	731
Acquisition of LuckyVitamin.com	—	—	—	—	9,600	9,600
Amortization expense	—	—	—	(6,653)	(1,313)	(7,966)

Balance at December 31, 2011	$—	$500,000	$220,000	$138,970	$10,619	$869,589

        The following table represents the gross carrying amount and accumulated amortization for each major intangible asset:

		December 31,
		2011			2010
	Estimated Life in years	Cost	Accumulated Amortization	Carrying Amount	Cost	Accumulated Amortization	Carrying Amount
		(in thousands)
Brands—retail	—	$500,000	$—	$500,000	$500,000	$—	$500,000
Brands—franchise	—	220,000	—	220,000	220,000	—	220,000
Retail agreements	25-35	31,000	(5,196)	25,804	31,000	(4,143)	26,857
Franchise agreements	25	70,000	(13,417)	56,583	70,000	(10,617)	59,383
Manufacturing agreements	25	70,000	(13,417)	56,583	70,000	(10,617)	59,383
Other intangibles	5-15	10,600	(938)	9,662	1,150	(550)	600
Franchise rights	1-5	4,433	(3,476)	957	3,702	(2,701)	1,001

Total		$906,033	$(36,444)	$869,589	$895,852	$(28,628)	$867,224

        The following table represents future estimated amortization expense of intangible assets with finite lives:

Year ending December 31,	Estimated amortization expense
(in thousands)
2012	$10,493
2013	10,525
2014	10,395
2015	10,473
2016	10,301
Thereafter	97,402

Total	$149,589

PROPERTY, PLANT AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2011
PROPERTY, PLANT AND EQUIPMENT, NET.
PROPERTY, PLANT AND EQUIPMENT, NET

NOTE 6. PROPERTY, PLANT AND EQUIPMENT, NET

        Property, plant and equipment consisted of the following:

	December 31,
	2011	2010
	(in thousands)
Land, buildings and improvements	$63,615	$63,400
Machinery and equipment	97,907	89,977
Leasehold improvements	92,649	82,594
Furniture and fixtures	68,481	55,247
Software	25,093	20,393
Construction in progress	3,252	549

Total property, plant and equipment	$350,997	$312,160
Less: accumulated depreciation	(152,826)	(118,732)

Net property, plant and equipment	$198,171	$193,428

        The Company recognized depreciation expense of property, plant and equipment of $38.8 million, $39.2 million and $36.9 million for the years ended December 31, 2011, 2010 and 2009, respectively.

DEFERRED REVENUE AND OTHER CURRENT LIABILITIES	12 Months Ended
Dec. 31, 2011
DEFERRED REVENUE AND OTHER CURRENT LIABILITIES
DEFERRED REVENUE AND OTHER CURRENT LIABILITIES

NOTE 7. DEFERRED REVENUE AND OTHER CURRENT LIABILITIES

        Other current liabilities consisted of the following:

	December 31,
	2011	2010
	(in thousands)
Deferred revenue	$37,790	$35,467
Accrued payroll	28,063	25,656
Other current liabilities	38,672	46,970

Total	$104,525	$108,093

        Deferred revenue consists primarily of Gold Card membership fees and gift card deferrals. Other current liabilities consist of the liabilities related to accrued taxes, benefits, workers compensation, accrued interest and other occupancy.

LONG-TERM DEBT / INTEREST EXPENSE	12 Months Ended
Dec. 31, 2011
LONG-TERM DEBT / INTEREST EXPENSE
LONG-TERM DEBT / INTEREST EXPENSE

NOTE 8. LONG-TERM DEBT/INTEREST EXPENSE

        Long-term debt consisted of the following:

	December 31,
	2011	2010
	(in thousands)
2011 Senior Credit Facility(a)	$897,387	$—
2007 Senior Credit Facility	—	644,382
Senior Notes	—	298,372
Senior Subordinated Notes	—	110,000
Mortgage	4,135	5,711
Capital leases	20	34

Total Debt	$901,542	$1,058,499
Less: current maturities	(1,592)	(28,070)

Long-term Debt	$899,950	$1,030,429

        At December 31, 2011, the Company's total debt principal maturities are as follows:

Year Ending December 31,	Senior Credit Facility(a)	Mortgage Loan/ Capital Leases	Total
	(in thousands)
2012	$—	$1,592	$1,592
2013	—	1,812	1,812
2014	—	751	751
2018	900,000	—	900,000

	$900,000	$4,155	$904,155

(a)
The Senior Credit Facility includes the balance of the initial original issue discount of $2.6 million.

        The Company's net interest expense is as follows:

	For the year ended December 31,
	2011	2010	2009
	(in thousands)
Senior Credit Facility:
Term Loan	$38,356	$29,185	$32,775
Revolver	598	445	489
Early extinguishment of debt	19,855	—	—
Deferred financing fees amortization	2,412	4,282	4,104
Mortgage	766	445	544
OID amortization	344	412	374
Interest income	(1,110)	(658)	(174)
Senior Notes	4,808	19,440	20,003
Senior Subordinated Notes	3,055	11,825	11,825
Termination of interest rate swaps	5,819	—	—

Interest expense, net	$74,903	$65,376	$69,940

        The following is a summary of the Company's debt:

        Senior Credit Facility.    On March 4, 2011, Centers entered into the Senior Credit Facility, consisting of the Term Loan Facility and the Revolving Credit Facility. As of December 31, 2011, the Company believes that it is in compliance with all covenants under the Senior Credit Facility. As of December 31, 2011, $8.0 million of the Revolving Credit Facility was pledged to secure letters of credit. The Senior Credit Facility permits the Company to prepay a portion or all of the outstanding balance without incurring penalties (except London Interbank Offering Rate ("LIBOR") breakage costs). GNC Corporation, the Company's indirect wholly owned subsidiary ("GNC Corporation"), and Centers' existing and future domestic subsidiaries have guaranteed Centers' obligations under the Senior Credit Facility. In addition, the Senior Credit Facility is collateralized by first priority pledges (subject to permitted liens) of Centers' equity interests and the equity interests of Centers' domestic subsidiaries.

        All borrowings under the Term Loan Facility and, initially, borrowings under the Revolving Credit Facility, bear interest, at the Company's option, at a rate per annum equal to (A) the sum of (i) the greatest of (a) the prime rate (as publicly announced by JPMorgan Chase Bank, N.A. as its prime rate in effect), (b) the federal funds effective rate plus 0.50%, (c) one month adjusted LIBOR plus 1.0% and (d) 2.25% plus (ii) the applicable margin of 2.0% or (B) the sum of (i) the greater of (a) adjusted LIBOR or (b) 1.25% plus (ii) the applicable margin of 3.0%. Effective on and after the first date on which quarterly financial statements are delivered to the lenders pursuant to the Senior Credit Facility following the first full quarter ending six months after the closing date of the Senior Credit Facility, borrowings under the Revolving Credit Facility shall have an applicable margin of 1.75% for ABR Loans and 2.75% for Eurodollar Loans provided our consolidated net senior secured leverage ratio is not greater than 3.25 to 1.00 and no event of default exists. In addition to paying interest on outstanding principal under the Senior Credit Facility, the Company is required to pay a commitment fee to the lenders under the Revolving Credit Facility in respect of unutilized revolving loan commitments at a rate of 0.50% per annum, as well as letter of credit fees of 3.0% to lenders and 0.25% to the issuing bank. As of December 31, 2011, the Company's current interest rate on its Senior Credit Facility is 4.25%, as a result of the interest rate minimum requirement as described above.

        In connection with the Refinancing, Centers used a portion of the net proceeds from the Term Loan Facility to refinance its former indebtedness, including all outstanding indebtedness under the Old Senior Credit Facility, the Senior Notes and the Senior Subordinated Notes.

        Old Senior Credit Facility.    The Old Senior Credit Facility consisted of the Old Term Loan Facility and the Old Revolving Credit Facility. As of December 31, 2010, $8.8 million was pledged to secure letters of credit. The Old Senior Credit Facility permitted the Company to prepay a portion or all of the outstanding balance without incurring penalties (except LIBOR breakage costs). GNC Corporation and Centers' then existing indirect domestic subsidiaries guaranteed Centers' obligations under the Old Senior Credit Facility. In addition, the Old Senior Credit Facility was collateralized by first priority pledges (subject to permitted liens) of Centers' equity interests and the equity interests of Centers' domestic subsidiaries.

        All borrowings under the Old Senior Credit Facility bore interest, at the Company's option, at a rate per annum equal to (i) the higher of (x) the prime rate (as publicly announced by JPMorgan Chase Bank, N.A. as its prime rate in effect) and (y) the federal funds effective rate, plus 0.50% per annum plus, at December 31, 2010, in each case, applicable margins of 1.25% per annum for the Old Term Loan Facility and 1.0% per annum for the Old Revolving Credit Facility or (ii) adjusted LIBOR plus 2.25% per annum for the Old Term Loan Facility and 2.0% per annum for the Old Revolving Credit Facility. In addition to paying interest on outstanding principal under the Old Senior Credit Facility, the Company was required to pay a commitment fee to the lenders under the Old Revolving Credit Facility in respect of unutilized revolving loan commitments at a rate of 0.50% per annum.

        Senior Notes.    Together with Holdings' wholly owned subsidiary GNC Acquisition Inc. ("GNC Acquisition"), Holdings entered into an Agreement and Plan of Merger (the "Merger Agreement") with GNC Parent Corporation on February 8, 2007. Pursuant to the Merger Agreement, and on March 16, 2007, GNC Acquisition was merged with and into GNC Parent Corporation, with GNC Parent Corporation as the surviving corporation and Holdings' direct wholly owned subsidiary (the "Merger"). In connection with the Merger, Centers completed a private offering of $300.0 million of its Senior Notes. Interest on the Senior Notes was payable semi-annually in arrears on March 15 and September 15 of each year. Interest on the Senior Notes accrued at a variable rate and was 5.8% at December 31, 2010. The Senior Notes were Centers' senior non-collateralized obligations and were effectively subordinated to all of Centers' existing collateralized debt, including the Old Senior Credit Facility, to the extent of the assets securing such debt, ranked equally with all of Centers' existing non-collateralized senior debt and ranked senior to all Centers' existing senior subordinated debt, including the Senior Subordinated Notes. The Senior Notes were guaranteed on a senior non-collateralized basis by each of Centers' then existing domestic subsidiaries (as defined in the Senior Notes indenture).

        Senior Subordinated Notes.    In connection with the Merger, Centers completed a private offering of $110.0 million of Centers' Senior Subordinated Notes. The Senior Subordinated Notes were Centers' senior subordinated non-collateralized obligations and were subordinated to all its existing senior debt, including the Old Senior Credit Facility and the Senior Notes, and ranked equally with all of Centers' existing senior subordinated debt and ranked senior to all Centers' existing subordinated debt. The Senior Subordinated Notes were guaranteed on a senior subordinated non-collateralized basis by each of Centers' then existing domestic subsidiaries (as defined in the Senior Subordinated Notes indenture). Interest on the Senior Subordinated Notes accrued at the rate of 10.75% per year from March 16, 2007 and was payable semi-annually in arrears on March 15 and September 15 of each year, beginning on September 15, 2007.

FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2011
FINANCIAL INSTRUMENTS
FINANCIAL INSTRUMENTS

NOTE 9. FINANCIAL INSTRUMENTS

        At December 31, 2011 and 2010, the Company's financial instruments consisted of cash and cash equivalents, receivables, franchise notes receivable, accounts payable, certain accrued liabilities and long-term debt. The carrying amount of cash and cash equivalents, receivables, accounts payable and accrued liabilities approximates their respective fair values because of the short maturities of these instruments. Based on the interest rates currently available and their underlying risk, the carrying value of the franchise notes receivable approximates their fair value. These fair values are reflected net of reserves, which are recognized according to Company policy. The Company determined the estimated fair values of its debt by using currently available market information and estimates and assumptions, where appropriate. Accordingly, as considerable judgment is required to determine these estimates, changes in the assumptions or methodologies may have an effect on these estimates. The actual and estimated fair values of the Company's financial instruments are as follows:

	Year Ended December 31,
	2011		2010
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
	(in thousands)
Cash and cash equivalents	$128,438	$128,438	$193,902	$193,902
Receivables, net	114,190	114,190	102,874	102,874
Franchise notes receivable, net	6,510	6,510	4,496	4,496
Accounts payable	124,416	124,416	98,662	98,662
Long-term debt (including current portion)	901,542	892,526	1,058,499	1,007,070

LONG-TERM LEASE OBLIGATIONS	12 Months Ended
Dec. 31, 2011
LONG-TERM LEASE OBLIGATIONS
LONG-TERM LEASE OBLIGATIONS

NOTE 10. LONG-TERM LEASE OBLIGATIONS

        The Company enters into operating leases covering its retail store locations. The Company is the primary lessor of the majority of all leased retail store locations and sublets the locations to individual franchisees. The leases generally provide for an initial term of between five and ten years, and may include renewal options for varying terms thereafter. The leases require minimum monthly rental payments and a pro rata share of landlord allocated common operating expenses. Most retail leases also require additional rentals based on a percentage of sales in excess of specified levels. According to the individual lease specifications, real estate taxes, insurance and other related costs may be included in the rental payment or charged in addition to rent. Other lease expenses relate to and include distribution facilities, transportation equipment, data processing equipment and automobiles.

        As the Company is the primary lessee for the majority of the franchise store locations, it is ultimately liable for the lease payments to the landlord. The Company makes the payments to the landlord directly, and then bills the franchisee for reimbursement of this cost. If a franchisee defaults on its sub-lease and its sub-lease is terminated, the Company has in the past converted, and expects in the future to, convert any such franchise store into a corporate store and fulfill the remaining lease obligation.

        The composition of the Company's rental expense included the following components:

	Year ended December 31,
	2011	2010	2009
	(in thousands)
Retail stores:
Rent on long-term operating leases	$120,170	$114,861	$110,365
Landlord related taxes	16,940	15,929	16,498
Common operating expenses	31,969	30,402	29,398
Percent rent	20,824	17,903	15,899

	189,903	179,095	172,160
Truck fleet	4,979	4,491	4,740
Other	11,883	11,557	11,189

	$206,765	$195,143	$188,089

        Rent on long-term operating leases is net of sublease income of $33.7 million, $32.6 million and $33.7 million for the years ended December 31, 2011, 2010 and 2009, respectively.

        Minimum future obligations for non-cancelable operating leases with initial or remaining terms of at least one year in effect at December 31, 2011 are as follows:

	Company Retail Stores	Franchise Retail Stores	Other	Sublease Income	Total
	(in thousands)
2012	$113,968	$23,722	$3,708	$(23,722)	$117,676
2013	92,328	17,699	3,250	(17,699)	95,580
2014	74,760	12,557	2,553	(12,557)	77,313
2015	58,071	8,740	1,431	(8,740)	59,501
2016	43,748	4,794	1,047	(4,794)	44,796
Thereafter	73,536	6,893	119	(6,893)	73,656

	$456,412	$74,405	$12,110	$(74,405)	$468,520

COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2011
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

NOTE 11. COMMITMENTS AND CONTINGENCIES

Litigation

        The Company is engaged in various legal actions, claims and proceedings arising in the normal course of business, including claims related to breach of contracts, products liabilities, intellectual property matters and employment-related matters resulting from the Company's business activities. As with most actions such as these, an estimation of any possible and/or ultimate liability cannot always be determined. The Company continues to assess the requirement to account for additional contingencies in accordance with the standard on contingencies. If the Company is required to make a payment in connection with an adverse outcome in these matters, it could have a material adverse effect on the Company's business, financial condition, results of operations or cash flows.

        As a manufacturer and retailer of nutritional supplements and other consumer products that are ingested by consumers or applied to their bodies, the Company has been and is currently subjected to various product liability claims. Although the effects of these claims to date have not been material to the Company, it is possible that current and future product liability claims could have a material adverse effect on its business or financial condition, results of operations or cash flows. The Company currently maintains product liability insurance with a deductible/retention of $3.0 million per claim with an aggregate cap on retained loss of $10.0 million. The Company typically seeks and has obtained contractual indemnification from most parties that supply raw materials for its products or that manufacture or market products it sells. The Company also typically seeks to be added, and has been added, as an additional insured under most of such parties' insurance policies. The Company is also entitled to indemnification by Numico for certain losses arising from claims related to products containing ephedra or Kava Kava sold prior to December 5, 2003. However, any such indemnification or insurance is limited by its terms and any such indemnification, as a practical matter, is limited to the creditworthiness of the indemnifying party and its insurer, and the absence of significant defenses by the insurers. The Company may incur material products liability claims, which could increase its costs and adversely affect its reputation, revenues and operating income.

        Hydroxycut Claims.    On May 1, 2009, the FDA issued a warning on several Hydroxycut-branded products manufactured by Iovate Health Sciences U.S.A., Inc. ("Iovate"). The FDA warning was based on 23 reports of liver injuries from consumers who claimed to have used the products between 2002 and 2009. As a result, Iovate voluntarily recalled 14 Hydroxycut-branded products.

        Following the recall, the Company was named, among other defendants, in approximately 85 lawsuits related to Hydroxycut-branded products in 13 states. Iovate previously accepted the Company's tender request for defense and indemnification under its purchasing agreement with the Company and, as such, Iovate has accepted the Company's request for defense and indemnification in the Hydroxycut matters. The Company's ability to obtain full recovery in respect of any claims against the Company in connection with products manufactured by Iovate under the indemnity is dependent on Iovate's insurance coverage, the creditworthiness of its insurer, and the absence of significant defenses by such insurer. To the extent the Company is not fully compensated by Iovate's insurer, it can seek recovery directly from Iovate. The Company's ability to fully recover such amounts may be limited by the creditworthiness of Iovate.

        As of December 31, 2011, there were 75 pending lawsuits related to Hydroxycut in which the Company had been named: 69 individual, largely personal injury claims and six putative class action cases, generally inclusive of claims of consumer fraud, misrepresentation, strict liability and breach of warranty. Any liabilities that may arise from these matters are not probable or reasonably estimable at this time.

        By court order dated October 6, 2009, the United States Judicial Panel on Multidistrict Litigation consolidated pretrial proceedings of many of the pending actions in the Southern District of California (In re: Hydroxycut Marketing and Sales Practices Litigation, MDL No. 2087).

        Pro-Hormone/Androstenedione Cases.    The Company is currently defending three lawsuits (the "Andro Actions") in New Jersey, New York and Pennsylvania relating to the sale by the Company of certain nutritional products, between 1999 and 2004, alleged to contain the ingredients commonly known as Androstenedione, Androstenediol, Norandrostenedione, and Norandrostenediol (collectively, "Andro Products"). In each of the Andro Actions, plaintiffs sought, or are seeking, to certify a class and obtain damages on behalf of the class representatives and all those similarly-situated who purchased from the Company certain nutritional supplements alleged to contain one or more Andro Products. During the first quarter of 2011, the sole Andro Action filed in California was settled for an immaterial amount, pending approval by the court. Unlike the other states in which the plaintiffs reside, California law prohibits one of the ingredients; therefore, the Company does not believe that the outcome in California provides a basis for determining the potential outcome of the other Andro Actions. As any liabilities that may arise from these other Andro Actions are not probable or reasonably estimable at this time, no liability has been accrued in the accompanying financial statements.

        Romero Claim.    On April 27, 2009, plaintiff J.C. Romero, a professional baseball player, filed a complaint against, among others, the Company, in Superior Court of New Jersey (Law Division/ Camden County). Plaintiff alleges that he purchased from a GNC store and consumed 6-OXO Extreme, which is manufactured by a third party, and in August 2008, was alleged to have tested positive for a banned substance. Plaintiff served a 50 game suspension imposed by Major League Baseball. The seven count complaint asserts, among other things, claims for negligence, strict liability, misrepresentation, breach implied warranty and violations of the New Jersey Consumer Fraud Act, and seeks unspecified monetary damages. The Company tendered the claim to the insurance company of the franchisee whose GNC store sold and allegedly misrepresented the product. On or about October 9, 2009, the Company answered plaintiff's first amended complaint and cross-claimed against co-defendants Proviant Technologies and Ergopharm. In December 2011, the parties reached a confidential, immaterial settlement through mediation.

        California Wage and Break Claim.    On November 4, 2008, 98 plaintiffs filed individual claims against the Company in the Superior Court of the State of California for the County of Orange, which was removed to the U.S. District Court, Central District of California on February 17, 2009. Each of the plaintiffs had previously been a member of a purported class in a lawsuit filed against the Company in 2007 and resolved in September 2009. The plaintiffs allege that they were not provided all of the rest and meal periods to which they were entitled under California law, and further allege that the Company failed to pay them split shift and overtime compensation to which they were entitled under California law. Discovery in this case is ongoing and the Company is vigorously defending these matters. The court has developed a mediation procedure for handling the pending claims and has ordered the parties to mediate with small groups of plaintiffs and stayed the case as to the plaintiffs not participating in the mediations. The first of the mediation sessions occurred February 10, 2010 and March 4, 2010 and did not result in any settlements. Any liabilities that may arise from these matters are not probable or reasonably estimable at this time.

        On July 21, 2011, Charles Brewer, on behalf of himself and all others similarly situated, sued General Nutrition Corporation in federal court, alleging state and federal wage and hour claims (U.S. District Court, Northern District of California, Case No. 11CV3587). On October 7, 2011, plaintiff filed an eight-count amended complaint alleging, inter alia, meal, rest break and overtime violations. On October 21, 2011, the Company filed a motion to dismiss the complaint and on December 14, 2011 the court dismissed count six (the federal overtime claim) giving plaintiffs an opportunity to amend the complaint within thirty days. Any liabilities that may arise from these matters are not probable or reasonably estimable at this time.

        FLSA Matters.    On June 29, 2010, Dominic Vargas and Anne Hickok, on behalf of themselves and all others similarly situated sued General Nutrition Corporation and the Company in federal court (U.S. District Court, Western District of Pennsylvania, Case No. 2:05-mc-02025). The two-count complaint alleges, generally, that plaintiffs were required to perform work on an uncompensated basis and that the Company failed to pay overtime for such work. The second count of the complaint alleges the Company retaliated against plaintiffs when they complained about the overtime policy. The Company filed a motion to dismiss count II of the Complaint and on January 6, 2011 the court granted the motion. In fall, 2011, plaintiffs filed their Motion for Class Certification. The motion has been fully briefed and is pending before the court. Any liabilities that may arise from this case are not probable or reasonably estimable at this time, no liability has been accrued in the accompanying financial statements.

        On July 16, 2010, a second, similar wage and hour complaint was filed by Jennifer Mell and Jose Munoz, on behalf of themselves and all others similarly situated against GNC Corporation (U.S. District Court, Western District of Pennsylvania, Case No. 10CV945). The complaint alleges that plaintiffs' job duties were non-exempt in nature and that they were misclassified as exempt employees. The Company filed a motion to dismiss which was granted on November 9, 2010. Plaintiffs filed an appeal on December 9, 2010. On February 14, 2011, plaintiffs filed a document with the court to dismiss the appeal. As of December 31, 2011, this complaint is closed and no liability was accrued or paid during 2011.

Commitments

        The Company maintains certain purchase commitments with various vendors to ensure its operational needs are fulfilled. As of December 31, 2011, the future purchase commitments consisted of $3.5 million of advertising commitments. Other commitments related to the Company's business operations cover varying periods of time and are not significant. All of these commitments are expected to be fulfilled with no adverse consequences to the Company's operations of financial condition.

Environmental Compliance

        In March 2008, the Department of Health and Environmental Control ("DHEC") requested that the Company investigate contamination associated with historical activities at the Company's South Carolina facility. These investigations have identified chlorinated solvent impacts in soils and groundwater that extend offsite from the Company's facility. The Company is awaiting DHEC approval of the scope of additional investigations in order to understand the extent of these impacts and develop appropriate remedial measures for DHEC approval. At this state of the investigation, however, it is not possible to estimate the timing and extent of any remedial action that may be required, the ultimate cost of remediation, or the amount of the Company's potential liability.

        In addition to the foregoing, the Company is subject to numerous federal, state, local, and foreign environmental and health and safety laws and regulations governing its operations, including the handling, transportation, and disposal of the Company's non-hazardous and hazardous substances and wastes, as well as emissions and discharges from its operations into the environment, including discharges to air, surface water, and groundwater. Failure to comply with such laws and regulations could result in costs for remedial actions, penalties, or the imposition of other liabilities. New laws, changes in existing laws or the interpretation thereof, or the development of new facts or changes in their processes could also cause the Company to incur additional capital and operation expenditures to maintain compliance with environmental laws and regulations and environmental permits. The Company also is subject to laws and regulations that impose liability and cleanup responsibility for releases of hazardous substances into the environment without regard to fault or knowledge about the condition or action causing the liability. Under certain of these laws and regulations, such liabilities can be imposed for cleanup of previously owned or operated properties, or for properties to which substances or wastes that were sent in connection with current or former operations at its facilities. The presence of contamination from such substances or wastes could also adversely affect the Company's ability to sell or lease its properties, or to use them as collateral for financing. From time to time, the Company has incurred costs and obligations for correcting environmental and health and safety noncompliance matters and for remediation at or relating to certain of its properties or properties at which its waste has been disposed. The Company believes it has complied with, and is currently complying with, its environmental obligations pursuant to environmental and health and safety laws and regulations and that any liabilities for noncompliance will not have a material adverse effect on its business or financial performance. However, it is difficult to predict future liabilities and obligations, which could be material.

PREFERRED STOCK	12 Months Ended
Dec. 31, 2011
PREFERRED STOCK
PREFERRED STOCK

NOTE 12. PREFERRED STOCK

        Holdings is authorized to issue up to 60.0 million shares of preferred stock, par value $0.001 per share, and had 29.9 million shares of Series A Preferred Stock outstanding at December 31, 2010. Dividends were compounded quarterly on March 31, June 30, September 30 and December 31 of each year. Holders of Series A Preferred Stock, upon a liquidation event, were required to be paid at 100% of the purchase price thereof, plus any unpaid accumulated dividends. At December 31, 2010, $68.3 million in unpaid dividends had been accrued. In conjunction with the IPO, all outstanding shares of Series A Preferred Stock were redeemed in full, and no shares of preferred stock were outstanding as of December 31, 2011.

STOCKHOLDERS' EQUITY	12 Months Ended
Dec. 31, 2011
STOCKHOLDERS' EQUITY
STOCKHOLDERS' EQUITY

NOTE 13. STOCKHOLDERS' EQUITY

Common Stock

        Holdings has authorized 300.0 million shares of common stock, which may be designated as Class A common stock or Class B common stock. The shares are identical in all respects to rights and privileges except that shares of Class B common stock do not entitle their holders to vote for the election or removal of directors. The shares of Class B common stock are convertible into Class A common stock, in whole or in part, at any time and from time to time at the option of the holder, on the basis of one share of Class A common stock for each share of Class B common stock. A holder of Class B common stock would have, upon conversion of its shares of Class B common stock into shares of Class A common stock, one vote per share of Class A common stock held on all matters submitted to a vote of the Company's stockholders.

        The shares of Class A common stock are convertible into Class B common stock, in whole or in part, at any time and from time to time at the option of the holder, provided such holder is a holder of Class B common stock, on the basis of one share of Class B common stock for each share Class A common stock.

        At December 31, 2011, there were 103.1 million shares of Class A common stock outstanding and 2.1 million shares of Class B common stock outstanding.

        The Company periodically evaluates various options for the use of its capital, including the potential issuance of dividends.

        In December 2011, the Company announced a share repurchase program, with the intent of mitigating dilution associated primarily with the exercise of employee stock options pursuant to which it purchased 2.4 million shares of Class A common stock for $67.5 million.

Earnings Per Share

        The following table represents the Company's basic and dilutive weighted average shares:

	Year ended December 31,
	2011	2010	2009
	(in thousands)
Basic weighted average shares	100,261	87,339	87,421
Effect of dilutive employee stock-based compensation awards	2,749	1,578	438

Diluted weighted averages shares	103,010	88,917	87,859

        Unexercised stock options of 2.0 million, 7.8 million, and 8.8 million shares for the years ended December 31, 2011, 2010 and 2009, respectively, were not included in the computation of diluted earnings per share because the impact of applying the treasury stock method to these options was anti-dilutive.

STOCK-BASED COMPENSATION PLANS	12 Months Ended
Dec. 31, 2011
STOCK-BASED COMPENSATION PLANS
STOCK-BASED COMPENSATION PLANS

NOTE 14. STOCK-BASED COMPENSATION PLANS

        The Company has outstanding stock-based compensation awards that were granted by the Compensation Committee (the "Compensation Committee") of Holdings' Board of Directors (the "Board") under the following two stock-based employee compensation plans:

  •
  the GNC Holdings, Inc. 2011 Stock and Incentive Plan (the "2011 Stock Plan") adopted in March 2011; and

  •
  the GNC Acquisition Holdings Inc. 2007 Stock Incentive Plan adopted in March 2007 (as amended, the "2007 Stock Plan").

        Both plans have provisions that allow for the granting of stock options, restricted stock and other stock based awards and are available to certain eligible employees, directors, consultants or advisors as determined by the Compensation Committee. Stock options under the plans were granted with exercise prices at or above fair market value on the date of grant, typically vest over a four- or five-year period and expire seven or ten years from the date of grant.

        Up to 8.5 million shares of Class A common stock may be issued under the 2011 Stock Plan (subject to adjustment to reflect certain transactions and events specified in the 2011 Stock Plan for any award grant). If any award granted under the 2011 Stock Plan expires, terminates or is cancelled without having been exercised in full, the number of shares underlying such unexercised award will again become available for awards under the 2011 Stock Plan. The total number of shares of Class A common stock available for awards under the 2011 Stock Plan will be reduced by (i) the total number of stock options or stock appreciation rights exercised, regardless of whether any of the shares of Class A common stock underlying such awards are not actually issued to the participant as the result of a net settlement, and (ii) any shares of Class A common stock used to pay any exercise price or tax withholding obligation. In addition, the number of shares of Class A common stock that are subject to restricted stock, performance shares or other stock-based awards that are not subject to the appreciation of the value of a share of Class A common stock ("Full Share Awards") that may be granted under the 2011 Stock Plan is limited by counting shares granted pursuant to such awards against the aggregate share reserve as 1.8 shares for every share granted. If any stock option, stock appreciation right or other stock-based award that is not a Full Share Award is cancelled, expires or terminates unexercised for any reason, the shares covered by such awards will again be available for the grant of awards under the 2011 Stock Plan. If any shares of Class A common stock that are subject to restricted stock, performance shares or other stock-based awards that are Full Share Awards are forfeited for any reason, 1.8 shares of Class A common stock will again be available for the grant of awards under the 2011 Stock Plan.

        The Company will not grant any additional awards under the 2007 Stock Plan. No stock appreciation rights, restricted stock, deferred stock or performance shares were granted under the 2007 Stock Plan. The Company granted 2.3 million options and 0.2 million shares of restricted stock for the year ended December 31, 2011 under the 2011 Stock Plan.

        The Company utilizes the Black Scholes model to calculate the fair value of options under both the 2011 Stock Plan and the 2007 Stock Plan. The resulting compensation cost is recognized in the Company's financial statements over the option vesting period.

        During the year ended December 31, 2011 the total intrinsic value of awards exercised was $60.9 million and the total amount of cash received from the exercise of options was $28.5 million. The tax impact associated with the exercise of awards for the year ended December 31, 2011 was a benefit of $22.4 million and was recorded to additional capital. During the year ended December 31, 2010, an immaterial amount of options was exercised.

        The following table sets forth a summary of stock options under all plans for the year ended December 31, 2011:

	Total Options	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (In Years)	Aggregate Intrinsic Value (in Thousands)
Outstanding at December 31, 2010	9,344,188	$7.60
Granted	2,256,959	21.29
Exercised	(3,912,067)	7.24
Forfeited	(1,010,226)	13.84
Expired	(5,800)	10.81

Outstanding at December 31, 2011	6,673,054	$11.46	6.0	$116,712

Exercisable at December 31, 2011	3,640,334	$6.98	5.4	$79,966

        Stock-based compensation expense for the years ended December 31, 2011, 2010 and 2009 was $3.9 million, $3.2 million, and $2.9 million, respectively.

        As of December 31, 2011, the weighted average remaining contractual life of outstanding options was 2.5 years. At December 31, 2011, the weighted average remaining contractual life of exercisable options was 5.4 years. The weighted average fair value of options granted during 2011, 2010 and 2009 was $7.23, $2.65, and $3.19, respectively

        The Black-Scholes model utilizes the following assumptions in determining a fair value: price of underlying stock, award exercise price, expected term, risk-free interest rate, expected dividend yield and expected stock price volatility over the award's expected term. Due to the utilization of these assumptions, the existing models do not necessarily represent the definitive fair value of awards for future periods. The option term has been estimated by considering both the vesting period, which typically for both plans has been five or four years, and the contractual term, which historically has been either seven or ten years. Until the IPO, the fair value of the stock was estimated based upon the net enterprise value of the Company, discounted to reflect the lack of liquidity and control associated with the stock. Since the consummation of the IPO, the fair value of the stock has been based upon the closing price of the Class A common stock as reported on the New York Stock Exchange (the "NYSE"). Volatility is estimated based upon the Company utilizing its current peer group average to estimate the expected volatility.

        The assumptions used in the Company's Black Scholes valuation related to stock option grants made during each period below were as follows:

	Year ended December 31,
	2011	2010	2009
Dividend yield	0.00%	0.00%	0.00%
Expected option life	4.5-7.0 years	7.5 years	7.5 years
Volatility factor percentage of market price	38.5%-39.2%	31.5%-33.00%	34.20%-44.60%
Discount rate	1.5%-2.9%	2.49%-3.28%	0.43%-3.28%

        As the Black-Scholes option valuation model utilizes certain estimates and assumptions, the existing models do not necessarily represent the definitive fair value of options for future periods. Assumptions used in the Black-Scholes option valuation model include volatility and, until the IPO, the fair value of the stock, as the stock was not publicly traded. Volatility is estimated based upon the volatility in a sample peer group of companies. The fair value of the stock was estimated based upon the net enterprise value of the Company, discounted to reflect the lack of liquidity and control associated with the stock.

        The following table sets forth a summary of restricted stock units granted under the 2011 Stock Plan and related information for the year ended December 31, 2011:

	Restricted Stock Units	Weighted Average Grant- Date Fair Value
Granted	170,183	$21.94
Vested	—
Expirations	—
Forfeited	(32,064)	$(20.14)

Outstanding at December 31, 2011	138,119	$22.35

RETIREMENT PLANS	12 Months Ended
Dec. 31, 2011
RETIREMENT PLANS
RETIREMENT PLANS

NOTE 15. RETIREMENT PLANS

        The Company sponsors a 401(k) defined contribution savings plan covering substantially all employees. Full time employees who have completed 30 days of service and part time employees who have completed 1,000 hours of service are eligible to participate in the plan. The plan provides for employee contributions of 1% to 80% of individual compensation into deferred savings, subject to IRS limitations. The plan provides for Company contributions upon the employee meeting the eligibility requirements. The Company match consists of both a fixed and a discretionary match which is based on a specified financial target for all participants in the plan. The fixed match is 50% on the first 3% of the salary that an employee defers and the discretionary match could be up to an additional 100% match on the 3% deferral. A discretionary match can be approved at any time by the Company.

        An employee becomes vested in the Company match portion as follows:

Years of Service	Percent Vested
0-1	0%
1-2	33%
2-3	66%
3+	100%

        The Company made cash contributions of $1.3 million, $1.3 million and $1.2 million for the years ended December 31, 2011, 2010 and 2009, respectively. In addition, the Company made a discretionary match for the 2009 plan year of $0.6 million in February 2010, for the 2010 plan year of $0.9 million in March 2011, and for the 2011 plan year will make a cash contribution of $1.3 million in February 2012.

        The Company has a Non-qualified Executive Retirement Arrangement Plan that covers key employees. Under the provisions of this plan, certain eligible key employees are granted cash compensation, which in the aggregate was not significant for any year presented.

        The Company has a Non-qualified Deferred Compensation Plan that provides benefits payable to certain qualified key employees upon their retirement or their designated beneficiaries upon death. This plan allows participants the opportunity to defer pretax amounts ranging from 2% to 100% of their base compensation plus bonuses. The plan is funded entirely by elective contributions made by the participants. The Company has elected to finance any potential plan benefit obligations using corporate owned life insurance policies. All assets relating to the non-qualified deferred compensation plan are held in a rabbi trust.

SEGMENTS	12 Months Ended
Dec. 31, 2011
SEGMENTS
SEGMENTS

NOTE 16. SEGMENTS

        The Company has three reportable segments, each of which represents an identifiable component of the Company for which separate financial information is available. This information is utilized by management to assess performance and allocate assets accordingly. The Company's management evaluates segment operating results based on several indicators. The primary key performance indicators are sales and operating income or loss for each segment. Operating income or loss, as evaluated by management, excludes certain items that are managed at the consolidated level, such as distribution and warehousing, impairments and other corporate costs. The following table represents key financial information for each of the Company's reportable segments, identifiable by the distinct operations and management of each: Retail, Franchising, and Manufacturing/Wholesale. The Retail reportable segment includes the Company's corporate store operations in the United States, Canada, Puerto Rico and its GNC.com and LuckyVitamin.com businesses. The Franchise reportable segment represents the Company's franchise operations, both domestically and internationally. The Manufacturing/Wholesale reportable segment represents the Company's manufacturing operations in South Carolina and the Wholesale sales business. This segment supplies the Retail and Franchise segments, along with various third parties, with finished products for sale. The Warehousing and Distribution and Corporate costs represent the Company's administrative expenses. The accounting policies of the segments are the same as those described in the "Basis of Presentation and Summary of Significant Accounting Policies."

        The following table represents key financial information of the Company's segments:

	Year ended December 31,
	2011	2010	2009
	(in thousands)
Revenue:
Retail	$1,518,494	$1,344,358	$1,256,314
Franchise	334,792	293,549	264,168
Manufacturing/Wholesale:
Intersegment(1)	224,127	209,465	201,306
Third Party	218,893	184,261	186,525

Sub total Manufacturing/Wholesale	443,020	393,726	387,831
Sub total segment revenues	2,296,306	2,031,633	1,908,313
Intersegment elimination(1)	(224,127)	(209,465)	(201,306)

Total revenue	$2,072,179	$1,822,168	$1,707,007

(1)
Intersegment revenues are eliminated from consolidated revenue.

	Year ended December 31,
	2011	2010	2009
	(in thousands)
Operating income:
Retail	$243,506	$181,873	$153,142
Franchise	111,261	93,821	80,800
Manufacturing/Wholesale	82,185	69,421	73,450
Unallocated corporate and other costs:
Warehousing and distribution costs	(60,539)	(54,983)	(53,557)
Corporate costs	(93,906)	(77,726)	(72,809)

Sub total unallocated corporate and other costs	(154,445)	(132,709)	(126,366)

Total operating income	282,507	212,406	181,026
Interest expense, net	74,903	65,376	69,940

Income before income taxes	207,604	147,030	111,086
Income tax expense	75,271	50,463	41,562

Net income	$132,333	$96,567	$69,524

	December 31,
	2011	2010	2009
	(in thousands)
Depreciation and amortization:
Retail	$25,982	$26,241	$24,164
Franchise	2,873	3,044	4,081
Manufacturing / Wholesale	11,585	11,407	10,926
Corporate / Other	6,350	6,301	7,494

Total depreciation and amortization	$46,790	$46,993	$46,665

Capital expenditures:
Retail	$29,331	$23,263	$20,640
Franchise	684	50	2
Manufacturing / Wholesale	7,534	4,318	4,527
Corporate / Other	6,268	4,891	3,513

Total capital expenditures	$43,817	$32,522	$28,682

Total assets
Retail	$1,339,325	$1,272,541	$1,262,755
Franchise	491,008	477,230	468,949
Manufacturing / Wholesale	410,171	410,832	423,884
Corporate / Other	189,083	264,480	162,506

Total assets	$2,429,587	$2,425,083	$2,318,094

Geographic areas
Total revenues:
United States	$1,972,121	$1,727,489	$1,618,452
Foreign	100,058	94,679	88,555

Total revenues	$2,072,179	$1,822,168	$1,707,007

Long-lived assets:
United States	$196,176	$188,988	$193,762
Foreign	9,251	10,207	10,151

Total long-lived assets	205,427	$199,195	$203,913

        The following table represents sales by general product category. The category "Other Wellness Products" includes other wellness products sales from the Company's point of sales system, sales from LuckyVitamin.com of $14.5 million, which is not on the Company's point of sales system, and certain required accounting adjustments of $2.2 million, $6.5 million and $5.7 million for the years ended December 31, 2011, 2010 and 2009, respectively.

	December 31,
	2011	2010	2009
	(in thousands)
U.S. Retail Product Categories:
VMHS	$542,575	$496,093	$496,427
Sports Nutrition Products	621,751	531,269	443,408
Diet Products	139,612	122,259	128,039
Other Wellness Products	116,454	100,058	99,885

Total U.S. Retail revenues	1,420,392	1,249,679	1,167,759
Canada retail revenues(1)	98,102	94,679	88,555

Total Retail Revenue	$1,518,494	$1,344,358	$1,256,314

(1)
Canada sales are presented in total not by category as product sales for Canada are managed in local currency.

        In addition to the Retail product categories discussed above, Franchise revenues are primarily generated from (1) product sales to franchisees, (2) royalties from franchise retail sales and (3) franchise fees, and Manufacturing/Wholesale sales are generated from sales of manufactured products to third parties, primarily in the VMHS product category.

FRANCHISE REVENUE	12 Months Ended
Dec. 31, 2011
FRANCHISE REVENUE
FRANCHISE REVENUE

NOTE 17. FRANCHISE REVENUE

        The Company's Franchise segment generates revenues through product sales to franchisees, royalties, franchise fees and interest income on the financing of the franchise locations. The Company enters into franchise agreements with initial terms of ten years. The Company charges franchisees three types of flat franchise fees associated with stores: initial, transfer and renewal. The initial franchise fee is payable prior to the franchise store opening as consideration for the initial franchise rights and services performed by the Company. Transfer fees are paid as consideration for the same rights and services as the initial fee and occur when a former franchisee transfers ownership of the franchise location to a new franchisee. This is typically a reduced fee compared to the initial franchise fee. The renewal franchise fee is charged to existing franchisees upon renewal of the franchise contract. This fee is similar to, but typically less than, the initial fee.

        Once the franchise store is opened, transferred or renewed, the Company has no further obligations under these fees to the franchisee. Therefore, all initial, transfer and renewal franchise fee revenue is recognized in the period in which a franchise store is opened, transferred or date the contract period is renewed. The Company recognized initial franchise fees of $3.0 million, $2.8 million, and $2.4 million for the years ended December 31, 2011, 2010 and 2009, respectively.

        The following is a summary of the Company's franchise revenue by type:

	Year ended December 31,
	2011	2010	2009
	(in thousands)
Product sales	$275,026	$241,932	$217,920
Royalties	46,507	38,722	35,561
Franchise fees	5,585	5,646	4,570
Other	7,674	7,249	6,117

Total franchise revenue	$334,792	$293,549	$264,168

FAIR VALUE MEASUREMENTS	12 Months Ended
Dec. 31, 2011
FAIR VALUE MEASUREMENTS
FAIR VALUE MEASUREMENTS

NOTE 18. FAIR VALUE MEASUREMENTS

        The Company adopted the provisions of the standard on fair value measurements and disclosures as of January 1, 2008. This standard defines fair value, establishes a consistent framework for measuring fair value and expands disclosures for each major asset and liability category measured at fair value on either a recurring or nonrecurring basis. The standard clarifies that fair value is an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. As a basis for considering such assumptions, the standard establishes a three-tier fair value hierarchy which prioritizes the inputs used in measuring fair value as follows:

Level 1	—	observable inputs such as quoted prices in active markets for identical assets and liabilities;
Level 2	—
observable inputs such as quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, other inputs that are observable, or can be corroborated by observable market data; and
Level 3	—	unobservable inputs for which there are little or no market data, which require the reporting entity to develop its own assumptions.

        The following table presents the Company's financial assets and liabilities that were accounted for at fair value on a recurring basis as of December 31, 2011 by level within the fair value hierarchy:

	Fair Value Measurements Using
	Level 1	Level 2	Level 3
	(in thousands)
Other long-term assets	$—	$2,699	$—

        The following table presents the Company's financial assets and liabilities that were accounted for at fair value on a recurring basis as of December 31, 2010 by level within the fair value hierarchy:

	Fair Value Measurements Using
	Level 1	Level 2	Level 3
	(in thousands)
Other long-term assets	$—	$2,577	$—
Other current liabilities	$—	$4,395	$—
Other long-term liabilities	$3,034	$3,074	$—

        Other long-term assets classified as Level 2 consist of assets related to the Company's non-qualified deferred compensation plan. The assets related to these plans are adjusted based on changes in the fair value of the underlying investments. Since the fair value of the investments is based on quoted prices of similar items in active markets, the assets are classified within Level 2 on the fair value hierarchy. Other current liabilities and long-term liabilities classified as Level 2 consist of the Company's interest rate swaps. The derivatives are a pay-variable, receive-fixed interest rate swaps based on LIBOR. Fair value is based on a model-derived valuation using LIBOR, which is an observable input in an active market. Therefore, the Company's derivative is classified as Level 2 on the fair value hierarchy as part of the Refinancing derivatives that were settled during 2011.

        In addition to the above table, the Company's financial instruments also consist of cash and cash equivalents, accounts receivable, accounts payable and long-term debt. The Company did not elect to value its long-term debt with the fair value option in accordance with the standard on Financial Instruments. The Company believes that the recorded values of all of its other financial instruments approximate their fair values because of their nature and respective durations.

RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2011
RELATED PARTY TRANSACTIONS
RELATED PARTY TRANSACTIONS

NOTE 19. RELATED PARTY TRANSACTIONS

        ACOF Management Services Agreement    In connection with the Merger, on March 16, 2007, we entered into a Management Services Agreement (the "Management Services Agreement") with ACOF Operating Manager II, L.P. ("ACOF Operating Manager"), an affiliate of Ares Corporate Opportunities Fund II, L.P. ("Ares"), which was terminated upon the consummation of the IPO. The Management Services Agreement provided for an annual management fee of $0.8 million, payable quarterly and in advance to ACOF Operating Manager, on a pro rata basis, until the tenth anniversary from March 16, 2007 plus any one-year extensions (which extensions occurred automatically on each anniversary date of March 16, 2007), as well as reimbursements for ACOF Operating Manager's, and its affiliates', out-of-pocket expenses in connection with the management services provided under the Management Services Agreement. For our fiscal year ended December 31, 2011, $0.2 million was paid to ACOF Operating Manager in accordance with the terms of the Management Services Agreement.

        Upon the consummation of the IPO, the Management Services Agreement was terminated and ACOF Operating Manager received, in lieu of quarterly payments of the annual management fee, an automatic fee equal to the net present value of the aggregate annual management fee that would have been payable to ACOF Operating Manager during the remainder of the term of the fee agreement. The amount of such payment was $5.6 million. No further payments will be made pursuant to the Management Services Agreement.

        Special Dividend    Prior to the consummation of the IPO, Ontario Teachers' Pension Plan Board ("OTPP"), as the holder of Class B common stock, was entitled to receive ratably an annual special dividend payment equal to an aggregate amount of $0.8 million per year when, as and if declared by the Board, for a period of ten years commencing on March 16, 2007 (the "Special Dividend Period"). The special dividend payment was payable in equal quarterly installments on the first day of each quarter commencing on April 1, 2007. For the year ended December 31, 2011, $0.2 million was paid to OTPP as a special dividend pursuant to the obligations under our Class B common stock.

        Upon the consummation of the IPO, OTPP's right to receive the special dividend payments was terminated and OTPP received, in lieu of quarterly payments of the special dividend payments, an automatic payment equal to the net present value of the aggregate amount of the special dividend payments that would have been payable to OTPP during the remainder of the Special Dividend Period, calculated in good faith by the Board. The amount of such payment was $5.6 million. No further special dividend payments will be made.

        Lease Agreements.    At December 31, 2011, General Nutrition Centres Company, the Company's wholly owned subsidiary, was party, as lessee, to 18 lease agreements with Cadillac Fairview Corporation ("Cadillac Fairview"), as lessor, and 1 lease agreement with Ontrea, Inc. ("Ontrea"), as lessor, with respect to properties located in Canada. Each of Cadillac Fairview and Ontrea is a direct wholly owned subsidiary of OTPP. For the years ended December 31, 2011, 2010 and 2009, the Company paid $2.4 million, $2.6 million and $2.2 million, respectively, under the lease agreements with Cadillac Fairview, and $0.2 million in each such year under the lease agreement with Ontrea. As of December 31, 2011, the aggregate future minimum lease payments under the lease agreements with Cadillac Fairview and Ontrea were $10.1 and $0.7 million, respectively. Each lease was negotiated in the ordinary course of business on an arm's length basis.

QUARTERLY FINANCIAL INFORMATION	12 Months Ended
Dec. 31, 2011
QUARTERLY FINANCIAL INFORMATION
QUARTERLY FINANCIAL INFORMATION

NOTE 20. QUARTERLY FINANCIAL INFORMATION

        The following table summarizes the Company's 2011 and 2010 quarterly results:

	Three months ended				Year ended
	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	December 31, 2011
	($ in thousands, except per share $)
Total revenue	$506,008	$518,535	$538,028	$509,608	$2,072,179
Gross profit	183,847	190,917	194,899	184,170	753,833
Operating income	57,689	72,697	82,600	69,521	282,507
Net income	9,923	36,004	48,663	37,743	132,333
Weighted average shares outstanding:
Basic	87,367	102,723	104,390	106,309	100,261
Diluted	90,088	105,908	107,351	109,116	103,010
Earnings per share:
Basic	$0.07	$0.35	$0.47	$0.36	$1.27
Diluted	$0.06	$0.34	$0.45	$0.35	$1.24

	Three months ended				Year ended
	March 31, 2010	June 30, 2010	September 30, 2010	December 31, 2010	December 31, 2010
	($ in thousands, except per share $)
Total revenue	$465,019	$455,730	$465,660	$435,759	$1,822,168
Gross profit	165,899	163,612	163,059	149,712	642,282
Operating income	57,183	56,372	58,790	40,061	212,406
Net income	25,661	25,411	26,669	18,826	96,567
Weighted average shares outstanding:
Basic	87,339	87,353	87,357	87,367	87,339
Diluted	87,574	87,778	88,179	88,719	88,917
Earnings per share:
Basic	$0.24	$0.23	$0.25	$0.15	$0.87
Diluted	$0.24	$0.23	$0.24	$0.15	$0.85

SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2011
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

NOTE 21. SUBSEQUENT EVENTS

        On February 15, 2012, the Board authorized and declared a cash dividend for the first quarter of 2012 of $0.11 per share of common stock, payable on or about March 30, 2012 to stockholders of record as of the close of business on March 15, 2012.

        The share repurchase program described above in Note 13, "Stockholders' Equity," was largely completed in December 2011, and concluded in January 2012. In total, 2.4 million shares were repurchased for $67.5 million. In February 2012, the Board approved a repurchase program for up to 1.0 million shares of Class A common stock over the forthcoming year.